                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: January 27, 2003
(Date of earliest event reported)

Commission File No. 333-101500



                    Banc of America Mortgage Securities, Inc.
--------------------------------------------------------------------------------

        Delaware                                        36-4514369
--------------------------------------------------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)

            201 North Tryon Street, Charlotte, North Carolina, 28255
--------------------------------------------------------------------------------
                Address of principal executive offices       (Zip Code)


                                 (704) 387-8239
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  Other Events
         ------------

         Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                  Description
-----------                  -----------
         (99)                Collateral Term Sheets prepared by Banc
                             of America Securities LLC in connection
                             with Banc of America Mortgage
                             Securities, Inc., Mortgage Pass- Through
                             Certificates, Series 2003-1

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA MORTGAGE
                                       SECURITIES, INC.


January 27, 2003

                                       By: /s/ Judy Lowman
                                           ----------------------------------
                                           Judy Lowman
                                           Vice President

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.               Description                           Electronic (E)
-----------               -----------                           --------------

   (99)                   Collateral Terms Sheets                     E
                          prepared by Banc of America
                          Securities LLC in connection
                          with Banc of America Mortgage
                          Securities, Inc., Mortgage Pass-
                          Through Certificates, Series 2003-1